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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On February 28, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of S&W Seed Company (the “Company”) dismissed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm.

Crowe’s audit reports on the Company’s consolidated financial statements as of and for fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the reports expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2023 and 2022, as well as the subsequent interim periods through the date of dismissal, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference thereto in their reports on the financial statements for such years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Crowe with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Crowe furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Crowe's letter, dated March 5, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 28, 2024, the Audit Committee approved the engagement of Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024. Grant Thornton was formally engaged on March 4, 2024.

During the fiscal years ended June 30, 2023 and 2022, as well as the subsequent interim periods through the engagement of Grant Thornton, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K), or (iii) any reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16.1	Letter from Crowe LLP, dated March 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By:	/s/ Vanessa Baughman
Vanessa Baughman
Chief Financial Officer

Date: March 5, 2024